UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (D) OF

THE SECURITIES EXCHANGE ACT OF 1934

December 2, 2004

Date of Report: (Date of earliest event reported)

ARTHUR J. GALLAGHER & CO.

(Exact name of registrant as specified in its charter)

Delaware	1-9761	36-2151613
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

Two Pierce Place, Itasca, Illinois 60143-3141, (630) 773-3800

(Address, including zip code and telephone number, including area code, or registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

Gallagher Bassett Services, Inc., a third party administrator and a wholly-owned subsidiary of Arthur J. Gallagher & Co., today received a subpoena from the Office of the Attorney General of the State of New York (the New York AG) requesting information in connection with an investigation it is conducting. The subpoena does not seek information concerning Arthur J. Gallagher & Co.’s insurance brokerage operations. As of the date of this press release, Gallagher has not received a subpoena from the New York AG in connection with Gallagher’s insurance brokerage operations, nor has Gallagher been named in any proceedings filed by the New York AG.

Similar to many other participants in the insurance industry, Gallagher has received subpoenas and requests for information from various other state attorneys general and from state departments of insurance regarding Gallagher’s insurance brokerage operations. Gallagher is cooperating with all such inquiries.

Item 9.01. Financial Statements and Exhibits

Exhibit Index

99	Press Release, dated December 2, 2004, issued by Arthur J. Gallagher & Co.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Arthur J. Gallagher & Co.

Date: December 2, 2004	/s/ DOUGLAS K. HOWELL

Douglas K. Howell Vice President and Chief Financial Officer (principal financial officer and duly authorized officer)

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